UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------
                                    FORM 8-K
                               ------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 8, 2008
                                                        ------------------

                          JACOBS FINANCIAL GROUP, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                ----------------
                 (State or Other Jurisdiction of Incorporation)

             0-21210                                   84-0922335
      ----------------------              -------------------------------------
     (Commission File Number)            (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
                  -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
                               -----------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 8, 2008, the Registrant and its wholly owned subsidiary, RS Holdings, LLC, entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with Reclamation Surety Holding Company, Inc. ("RSH") pursuant to which the Registrant will acquire all of the business and assets of RSH, including the stock of RSH's subsidiaries, Cumberland Surety, Inc. ("Cumberland") and NewBridge Services, Inc. ("NewBridge"), for a purchase price of $3,400,000, less certain indebtedness of RSH (the "Merger Consideration"). The Merger Consideration is payable in stock of the Registrant or, at the election of certain non-employee shareholders, cash. Currently, NewBridge performs certain surety underwriting services for a subsidiary of Registrant, First Surety Corporation.

Among other customary conditions, closing is subject to, and will take place concurrently with, the closing by the Registrant of an equity financing. Either party may terminate the Merger Agreement if closing does not take place on or prior to June 30, 2008.

The Registrant has made a nonrefundable deposit of $50,000 for the benefit of the RSH shareholders, which amount has been placed in an escrow account and will be applied toward the Merger Consideration at closing.

A copy of the Merger Agreement is included in this Current Report on Form 8-K as
Exhibit 10.1. The foregoing summary of the Merger Agreement is qualified in all respects by the copy of the Merger Agreement attached hereto, which is incorporated herein by reference.



SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

      (a)   Financial Statements of Business Acquired

            None.

      (b)   Pro Forma Financial Information

            None.

      (c)   Shell Company Transactions

            None.

      (d)   Exhibits

            10.1     Merger Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Jacobs Financial Group, Inc.



                                /s/John M. Jacobs
                                -----------------------------
Date: February 12, 2008         John M. Jacobs
                                President























                                        2